12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Details) - CAD ($)	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
Details
Loss before income taxes	$ (826,840)	$ (1,283,440)
Expected income tax recovery	(247,000)	(306,000)
Permanent differences	19,000	0
Share issue costs	(14,000)	(16,000)
Change in unrecognized deductible temporary differences	242,000	322,000
Total deferred income tax (recovery) expense	$ 0	$ 0